Exhibit 10.29

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “First Amendment”) is dated effective as of the 21st day of September, 2011, and is to be and become part of that certain Purchase and Sale Agreement between DNA WESTWAY II, LTD., Texas limited partnership, as Seller therein, and WELLS CORE OFFICE INCOME REIT ADVISORY SERVICES, LLC, a Georgia limited liability company, as Purchaser therein, dated as of August 4, 2011, (the “Agreement”) for the purchase and sale of certain property (the “Property”) containing all that tract or parcel of real property located in Houston, Texas and as more particularly described in the Agreement.

WITNESSETH

WHEREAS, the parties have agreed to modify Exhibit 6.9 as more particularly set forth herein;

NOW THEREFORE, for and in consideration of the mutual covenants contained herein, One and No/100ths Dollar ($1.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1.          All terms used herein with an initial capital letter and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

2.          Exhibit 6.9 of the Agreement is hereby deleted in its entirety and replaced with the attached Exhibit 6.9.

3.          This First Amendment may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Facsimile signatures shall be considered binding and original signatures.

EXCEPT AS MODIFIED HEREIN, all other terms, covenants, conditions and obligations of the Agreement shall remain in full force and effect, and are hereby ratified and confirmed by the parties.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Purchase and Sale Agreement to be executed as of the date set forth above.

SELLER:	DNA WESTWAY II, LTD., a Texas Limited Partnership

By: DNA EQUITY II, LLC, a Texas Limited Liability

Company, its General Partner

Date: September 21, 2011
	By:	/s/ Peter W. Dienna
Peter W. Dienna, Manager

PURCHASER:	WELLS CORE OFFICE INCOME REIT ADVISORY SERVICES, LLC, a Georgia limited liability company

By:	/s/ Randall D. Fretz

Name:	Randall D. Fretz

Date: September 21, 2011	Title:	Senior Vice President

EXHIBIT 6.9

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

TENANT COSTS

TENANT LEASING COMMISSIONS OUTSTANDING;
CBRE GE, Levels 2 & 3		361,270.83

TENANT IMPROVEMENTS OUTSTANDING:
GE Trademark GE, Level 3	987,262.09
GE Trademark GE, Level 2	1,000,480.00

Total Tenant Improvements		1,987,742.09

TENANT CONCESSIONS COMPUTED:
V&M 5,613 sq feet expansion (24 mos @ 50%)	195,485.13
Texas Capital Bank, 7119 square feet	67,630.50
CHR Solutions, 6295 square feet	47,999.38
GE, Level 3, 25012 sq feet	484,577.92
GE, Level 2, 25012 sq feet	1,036,330.53

Total Tenant Concessions		1,832,023.45

TOTAL TENANT COSTS		4,181,036.37

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